SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 15, 2003

REGIONS ACCEPTANCE LLC (as Depositor under
the Trust Agreement dated as of March 1, 2003)
(Regions Auto Receivables Trust 2003-1).

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100339-02	55-0800861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

417 20th Street North Birmingham, Alabama		35203

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (205) 944-1300

No Change

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-20 MONTHLY PAYMENT DATE STATEMENT

Item 5. Other Events

     On May 15, 2003, Regions Auto Receivables Trust 2003-1 made the distribution to securityholders contemplated by the Sale and Servicing Agreement dated as of March 1, 2003 (the “Sale and Servicing Agreement”) among Wachovia Bank of Delaware, National Association, acting not in its individual capacity but solely as owner trustee of Regions Auto Receivables Trust 2003-1 (the “Issuer”), Regions Acceptance LLC, as depositor (the “Depositor”), Regions Bank, as seller, master servicer, administrator and custodian (“Regions”) and The Bank of New York, as indenture trustee (the “Indenture Trustee”).

     A copy of the Payment Date Statement to Securityholders for such Payment Date delivered pursuant to Section 5.08 of the Sale and Servicing Agreement is being filed as an exhibit to this Current Report on Form 8-K.

     Item 7. Financial Statements; Pro Forma Financial Information and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

20.	Monthly Payment Date Statement to Securityholders, with respect to the May 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS ACCEPTANCE LLC

	By:	/s/ Ron Luth Ron Luth President and Chief Executive Officer

Dated: May 15, 2003

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EXHIBIT INDEX

Exhibit No.	Description

20	Monthly Payment Date Statement to Securityholders, with respect to the May 15, 2003 Payment Date, delivered pursuant to Section 5.08 of the Sale and Servicing Agreement, dated March 1, 2003, among the Issuer, the Depositor, Regions and the Indenture Trustee.

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